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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): JANUARY 19, 1998


                                      CB&T, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



           TENNESSEE                   0-10669             62-1121054
-------------------------------    ----------------       -------------
(State or other jurisdiction of    (Commission File       (IRS Employer
         incorporation)                Number)          Identification No.)



   101 E. MAIN STREET, MCMINNVILLE, TENNESSEE                 37110
   ------------------------------------------               ----------
    (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (615) 473-4279

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ITEM 5. OTHER EVENTS.

     On January 8, 1998, CB&T, Inc., a corporation organized and existing under the laws of the State of Tennessee and a registered bank holding company under the Bank Holding Company Act of 1956, as amended, and Union Planters Corporation, a corporation organized and existing under the laws of the State of Tennessee and a bank holding company under the Bank Holding Company Act of 1956, as amended ("CB&T"), and registered savings and loan holding company under the Home Owners' Loan Act, as amended ("UPC") entered into an Agreement and Plan of Reorganization (the "Merger Agreement"), pursuant to which UPC Merger Subsidiary, Inc., a corporation organized and existing under the laws of the State of Delaware and a wholly owned subsidiary of UPC, will be merged with and into CB&T. CB&T will survive the merger as a wholly owned subsidiary of UPC.

     In accordance with the terms of the Merger Agreement, each share of CB&T common stock, par value $2.50 per share ("CB&T Common Stock"), outstanding immediately prior to the effective time of the Merger will be converted into the right to receive 5.488 shares of common stock, par value $5.00 per share, of UPC ("UPC Common Stock").

     The Merger is intended to constitute a tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling-of-interests.

     Consummation of the Merger is subject to various conditions, including receipt of approval by the shareholders of CB&T of the Merger Agreement and the Merger and receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities as necessary.

     The Merger Agreement and the transactions contemplated thereby will be submitted for approval at a meeting of the shareholders of CB&T. Prior to such meeting, UPC will file a registration statement with the Securities and Exchange Commission registering under the Securities Act of 1933, as amended, the UPC Common Stock to be issued in the Merger. Such shares of UPC Common Stock will be offered to CB&T shareholders pursuant to a prospectus that will also serve as a proxy statement for the shareholders' meeting.

     The preceding description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement entered into on January 6, 1998 by and between CB&T and UPC.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit   Description
-------   -----------
  99      Text of press release by City Bank and Trust, dated January 6, 1998;

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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CB&T, Inc.



                                              By:  /s/ Jeffrey A. Golden
                                                   ---------------------------
                                                       President


Dated:  January  20, 1998

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                                  INDEX TO EXHIBITS


Exhibit No.   Description of Exhibit
-----------   ----------------------
    99        Text of press release by City Bank and Trust, dated January 6,
              1998






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